UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

PACIFIC HEALTH CARE ORGANIZATION, INC.
(Exact name of registrant as specified in its charter)

Utah	000-50009	87-0285238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19800 MacArthur Boulevard, Suites 306 & 307 Irvine, California
(Address of principal executive offices)

92612
(Zip code)

(949) 721-8272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

On December 19, 2023, Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (“Pinnacle”), the independent registered public accounting firm for Pacific Health Care Organization, Inc. (the “Company”), resigned from its role as the Company’s independent registered public accounting firm in connection with Pinnacle’s sale of a portion of the SEC reporting part of its accounting practice. The Board of Directors of the Company (the “Board”) did not take part in Pinnacle’s decision to resign.

The reports of Pinnacle on the Company’s financial statements as of and for the two most recent fiscal years ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through Pinnacle’s resignation, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pinnacle, would have caused Pinnacle to make reference to the subject matter of the disagreements in connection with its reports on financial statements of the Company for such years. During this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

The Company has provided Pinnacle with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that Pinnacle furnish to the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01 on Form 8-K. A copy of Pinnacle’s letter, dated December 22, 2023, is attached as Exhibit 16.1 to this report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

The Company has engaged GreenGrowth CPAs Inc. (“GreenGrowth”) as the independent registered public accounting firm for the Company, effective December 20, 2023. The Board of Directors of the Company approved the engagement of GreenGrowth. During the Company’s two most recent fiscal years (ended December 31, 2022 and December 31, 2021) and the subsequent interim period prior to the engagement of GreenGrowth, neither the Company, nor anyone on the Company’s behalf consulted with GreenGrowth regarding either: (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1

Letter dated December 19, 2023 from Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC HEALTH CARE ORGANIZATION, INC.

Date: December 22, 2023	By:	/s/Tom Kubota
Tom Kubota
Chief Executive Officer